Van Eck VIP Trust

Supplement dated December 31, 2012 (“Supplement”)
to the Statement of Additional Information (“SAI”) dated May 1, 2012,

as supplemented on June 11, 2012, July 30, 2012 and November 2, 2012

This Supplement updates certain information contained in the above-dated SAI for Van Eck VIP Trust (the “Trust”) regarding the Van Eck VIP Multi-Manager Alternatives Fund (“Fund”), a series of the Trust. You may obtain copies of the Trust’s SAI free of charge, upon request, by calling toll-free 1.800.826.1115 or by visiting the Van Eck website at www.vaneck.com.

Effective immediately, in the section entitled “Options, Futures, Warrants and Subscription Rights – Futures Contracts” of the SAI, the last paragraph is deleted and replaced with the following:

The Trust, on behalf of the Fund, previously filed with the National Futures Association a notice of eligibility claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act of 1936, as amended (“CEA”). In response to recent regulatory changes by the Commodity Futures Trading Commission (“CFTC”), the Fund also recently claimed a temporary exemption from the definition of the term “commodity pool operator” under the CEA, and therefore, currently continues to not be subject to registration or regulation as a commodity pool under the CEA. When the temporary exemption expires, to the extent the Fund is not otherwise eligible to claim an exclusion from CFTC regulation, the Fund may determine to operate subject to CFTC regulation and may incur additional expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE